SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                           Current Report Pursuant to
                           Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  May 31, 2000
                Date of Report (Date of Earliest Event Reported)



                              Mizar Energy Company

--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


   33-0231238                    Colorado                  84-1365443
 --------------                ------------             ---------------
  (Commission                  (State or Other           (IRS Employer
  File Number)                 Jurisdiction of           Indentification
                               Incorporation)                Number)

2400 E. Commercial Blvd., St. 211
Ft. Lauderdale, FL                                           33308
------------------                                      ---------------
(Address of principal executive offices)                  (Zip Code)


                                 (954) 938-0810

               Registrant's telephone number, including area code

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

a.       FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         1.  HBOA, COM, Inc.

         The audited and unaudited financial sttements of HBOA.COM, Inc. are attached hereto as pages F-1 through F-30 and is incorporated herein by this reference.

         Audited Financial Statements for the Fiscal Year Ended December 31, 1999                F-1
         Independent Auditor's Report                                                            F-2
         Balance Sheet as of December 31, 1999                                                   F-3
         Statement of Operations                                                                 F-5
         Statement of Cash Flows                                                                 F-6
         Statement of Changes in Stockholder's Deficit                                           F-7
         Notes to Financial Statements                                                           F-10

         Unaudited Financial Statements for the Three Months Ended March 31, 2000                F-17
         Balance Sheet as of March 31, 2000 (Unaudited) and December 31, 1999 (Audited)          F-18
         Statment of Operations - for the Three Months Ended March 31, 2000
         and 1999 (Unaudited)                                                                    F-20
         Statement of Changes in Stockholder's Equity for the Three Months Ended
         March 31, 2000 (Unaudited)                                                              F-21
         Statement of Cash Flows for the Three Months Ended March 31, 2000
         and 1999 (Unaudited)                                                                    F-25
         Notes to Financial Statements                                                           F-26

b.       PRO FORMA FINANCIAL INFORMATION

         The pro forma financial information is attached hereto as pages F-31  through F-37 and is incorporated by this reference.

         Introductory Paragraph                                                                  F-31
         Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2000                        F-32
         Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2000                         F-33
         Unaudited Pro Forma Condensed Combined Statements of Income for the
         fiscal year ended December 31, 1999, the three months ended
         March 31, 2000 and the six months ended June 30, 2000                                   F-34
         Note to Unaudited Pro Forma Condensed Consolidated Financial Statements                 F-37



c.      EXHIBITS.

2.1 Plan and Agreement of Merger dated as of May 24, 2000 by and between HBOA.Com, Inc. and Ingenue, Incorporated.*

2.2 Articles of Merger filed with the Florida Secretary of State on May 2000.*

2.3     Articles of Merger filed with the District of Columbia on May 31, 2000.*


* All exhibits were previously filed as part of the Current Report on Form 8-K filed with the SEC on May 31, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     MIZAR ENERGY COMPANY.


Date: August 14, 2000                     By:  /s/ Edward Saludes
                                               ---------------------------------
                                          Chief Executive Officer and President

(a)

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as

             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                                DECEMBER 31, 1999



                                    CONTENTS

                                                                   Page
                                                                   ----
Independent Auditors' Report                                       F-2

Balance Sheet                                                      F-3

Statement of Operations                                            F-5

Statement of Cash Flows                                            F-6

Statement of Changes in Stockholders' Deficit                      F-9

Notes to Financial Statements                                      F-10

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Stockholders
HBOA.COM, Inc. (A Development Stage Company)
Fort Lauderdale, Florida

We have audited the accompanying balance sheet of HBOA.COM, Inc. (a development stage company) as of December 31, 1999, and the related statements of operations, changes in stockholders' deficit, and cash flows for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HBOA.COM, Inc. (a development stage company) as of December 31, 1999, and the results of its operations, and its cash flows for the year ended December 31, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 11. The financial statements do not include any adjustments that might results from the outcome of this uncertainty.

SEWELL AND COMPANY, PA


Hollywood, Florida
July 31, 2000

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as

             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                                  BALANCE SHEET

                                DECEMBER 31, 1999



                                     Assets


Current assets
  Cash                                                   $ 3,332
  Due from related parties                                 3,000
                                                         -------
Total current assets                                                    $  6,332

Fixed assets (net of accumulated depreciation
     of $ 1,191)                                                           5,290

  Intangible assets (net of accumulated
    amortization of  $ 126)                                                 2102

Other assets
  Deposits                                                   470
   Investments                                            75,000
                                                         -------
                                                                          75,470
                                                                        --------

                                                                        $ 89,194
                                                                        ========

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as

             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                                  BALANCE SHEET

                                DECEMBER 31, 1999

                      Liabilities and Shareholders' Equity


Current liabilities

  Accounts payable                                        $ 22,417
  Payroll liability                                         11,773
  Due to related parties                                    25,892
                                                          --------
Total current liabilities                                             $ 60,082


Shareholders' equity

  Common stock, $0.01 par value, 20,000,000
    shares authorized; 10,000,000 shares issued
     and outstanding                                       100,000
  Additional Paid in Capital                               309,290
  Deficit accumulation during the development stage       (380,178)
                                                         ---------
                                                                        29,112
                                                                      --------


                                                                      $  89,194
                                                                      =========

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA INC.
                             STATEMENT OF OPERATIONS

                                                                                                            Since Inception
                                                                                                             July 7, 1998 -
                                                                                                            December 31, 1999
                                                                                December 31, 1999              (Unaudited)
                                                                                -----------------           -----------------
Income
  Sales net of returns                                                             $    8,542                  $    9,101
  Management fees                                                                      11,778                      11,778
  Cost of sales                                                                        (3,570)                     (4,044)
                                                                                   ----------                  ----------
Gross profit                                                                           16,750                      16,835

Expenses

  General and administrative expenses                                                  91,592                     107,305
  Salaries                                                                             95,331                     106,871
  Consulting                                                                           73,716                      81,567
  Professional fees                                                                    27,665                      29,590
  Marketing and advertising                                                            26,189                      38,331
  Loss Web site design                                                                 25,189                      25,189
  Rent                                                                                  4,034                       6,843
  Depreciation and amortization                                                           955                       1,317
                                                                                   ----------                  ----------
                                                                                      344,671                     397,013
                                                                                   ----------                  ----------
Net loss                                                                           $ (327,921)                 $ (380,178)
                                                                                   ----------                  ----------
Earnings per share

   Net loss per common share                                                       $    (0.03)                 $    (0.01)
                                                                                   ----------                  ----------

                        HBOA.COM INC.
                (A DEVELOPMENT STAGE COMPANY)
                      Formerly known as

       HOME BASED BUSINESS ASSOCIATION OF AMERICA, INC.
                   STATEMENT OF CASH FLOWS

                                                                                                     Since Inception
                                                                                                      July 7, 1998 -
                                                                                                     December 31,1999
                                                                         December 31, 1999               (Unadited)
                                                                         -----------------           ----------------
Cash flows from operating activities
  Net Loss                                                                  $ (327,921)                  $ (380,178)
                                                                            ----------                   ----------
Adjustments to reconcile net loss to net cash
provided by operating activities:
  Depreciation and amortization                                                    955                        1,317
  (Increase) decrease in loans to/from affiliates                               19,280                       22,892
  (Increase) decrease in deposits and advances                                   1,500                         (470)
  (Increase) decrease in other receivables                                           -                            -
  Increase (decrease) in accounts payable                                       31,312                       22,417
  Increase (decrease) in accrued liabilities                                     6,203                       11,773
                                                                            ----------                   ----------
Total adjustments                                                               59,250                       57,929
                                                                            ----------                   ----------
Net cash provided (used) by operating activities                              (268,671)                    (322,249)
                                                                            ----------                   ----------
Cash flow from investing activities:
  Cash payments for the purchase of investment                                 (75,000)                     (75,000)
  Cash payments for the purchase of property                                     5,389                       (8,709)
                                                                            ----------                   ----------
Net cash provided (used) by investing activities                               (69,611)                     (83,709)

Cash flow from financing activities:
  Proceeds from additional paid in capital                                      75,000                       75,000
  Proceeds from issuance of common stock                                       259,290                      334,290
                                                                            ----------                   ----------
Net cash provided (used) by financing activities                               334,290                      409,290
                                                                            ----------                   ----------
Net increase (decrease) in cash and cash equivalents                            (3,992)                       3,332

Cash and cash equivalents, beginnig of the period                                7,324                            -
                                                                            ----------                   ----------
Cash and cash equivalents, end of the period                                $    3,332                   $    3,332
                                                                            ==========                   ==========

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                    Deficit accumalated
                                                                 Common Stock             Paid in       Through the
                                                            Shares          Amount        Capital    Development stage     Total
                                                           ------------------------------------------------------------------------
Balance December 31, 1998                                  7,500,000        $ 75,000      $    -       $ (52,257)        $ 22,743

Issuance of common stock for cash to Jerry
   Hatfield at $0.01 per share                             2,500,000          25,000                                       25,000
                                                          ----------       ---------      ------       ---------         --------
                                                          10,000,000       $ 100,000      $    -       $ (52,257)        $ 47,743
Merger of Home Based Business Owner
   Association of America, Inc. and HBOA.
   Com, Inc.                                                                     990                                          990

Issuance of common stock for cash to James
   Luger at $1 per share, on April 20, 1999                   10,000          10,000                                       10,000

Issuance of common stock for cash on April 22,
   1999 to Communications Group at $1 per share                2,000           2,000                                        2,000

Issuance of common stock for cash on April 30,
   1999 to Kim Samuels at $1 per share                           100             100                                          100

Issuance of common stock for cash on May 11,
   1999 to Niki Morin at $1 per share                          2,000           2,000                                        2,000
                                                          ----------       ---------      ------       ---------         --------
                       Sub-total                          10,014,100       $ 115,090      $    -       $ (52,257)        $ 62,833

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
            STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                    Deficit accumalated
                                                                 Common Stock             Paid in       Through the
                                                            Shares          Amount        Capital    Development stage     Total
                                                           ------------------------------------------------------------------------
                        Sub-total                         10,014,100        $ 115,090     $     -      $  (52,257)      $62,833 257)

Issuance of common stock for cash on May 11,
   1999 to Ed Neabauer at $1 per share                         1,000            1,000                      1,000

Issuance of common stock for cash on May 28,
   1999 to William Tuel at $1 per share                        1,500            1,500                      1,500

Issuance of common stock for cash on June 7,
   1999 to Communications Group at $1 per share                 2800             2800                       2800

Issuance of common stock for cash on June 7,
   1999 to Marilyn St. John at $1 per share                      500              500                        500

Issuance of common stock for cash on July 12,
   1999 to Carlene Simpson at $1 per share                       500              500                        500
                                                         -----------        ---------     -------      ----------       -----------
                                                          10,020,400        $ 121,390     $     -      $  (52,257)      $    69,133

Issuance of common stock in exchange for services
     per contract to  Communications Group                     1,000            1,000           -           1,000



                       Sub-total                          10,021,400        $ 122,390     $     -      $  (52,257)      $    70,133

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
            STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                    Deficit accumalated
                                                                 Common Stock             Paid in       Through the
                                                            Shares          Amount        Capital    Development stage     Total
                                                           ------------------------------------------------------------------------
                       Sub-total                          10,021,400        $ 122,390     $     -      $ (52,257)      $ 70,133

Issuance of common stock in exchange for loan
   payable to Dundas.                                        211,900          211,900           -        211,900

Acquisition of 59% of Mizar Energy

   Company on December 23, 1999                                                                           75,000         75,000

Return of shares from Gary Verdier and Jerry
   Hatfield to the company                                  (233,300)                                                         -

To reflect $0.01 par value                                                   (234,290)                   234,290              -

Net loss December 31, 1999                                                                              (327,921)       (327,921)


Balance December 31, 1999                                 10,000,000        $ 100,000     $  309,290   $(380,178)      $  29,112

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Business Description

                  HBOA.COM, Inc. (the Company) is a multi-faceted company specializing in providing products and services to the owners of home based businesses and those individuals who wish to start a home based business. Most of the companies' products and services are provided through the Internet.

                  Organization

                  Home Based Business Owners Association of America, Inc. (a development stage company) was incorporated under the laws of the state of Florida on July 7, 1998. On February 23, 1999, the Home Based Business Owners Association of America, Inc. merged into HBOA.COM, Inc., a company incorporated on February 8, 1999 under the laws of the District of Columbia. The surviving corporation retained the name HBOA.COM, Inc.

                  On May 24, 2000 the Company entered into a merger with Ingenue Corporation, a Florida corporation, and a wholly owned subsidiary of Mizar Energy Company. The surviving corporation changed its name to HBOA.COM, Inc.

                  The Company is considered to be in the development stage and the accompanying financials represent those of a development stage company.

                  Cash and Cash Equivalents

                  For purposes of the statement of cash flows, the Company treats all short-term investments with maturities of three months or less at acquisition to be cash equivalents.

                  Use of Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  Revenue Recognition

                  Revenues of HBOA.COM, Inc. are recognized at the time the services are rendered to customers. Services are rendered when the Company's representatives receive the customer's requests and completes the customer's orders.

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Property and Equipment

                  Property and equipment are stated at cost. Depreciation of depreciable assets is computed using the straight-line method of depreciation over the estimated useful lives of the assets. The estimated useful life is 5-10 years.

                  Amortization

                  Amortization of trademarks and copyrights is determined utilizing the straight-line method based generally on the estimated useful lives of the intangibles as follows:

                       Trademarks                                 15 years

                  Advertising Cost

                  Advertising and marketing costs are expensed as incurred. During the year ended December 31, 1999, a total of $26,189 was expensed.

                  Basic Loss per Share and Diluted Loss per Share

                  In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings Per Share (SFAS No. 128), which specifies the computation, presentation and disclosure requirements for earnings per share. SFAS No. 128 supercedes Accounting Principle Board Opinion No. 15 entitled Earnings Per Share. Basic earnings per share are computed by dividing income available to common stockholders (the numerator) by the weighted-average number of common shares (the denominator) for the period. The computation of diluted earnings per share is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potentially dilutive common shares had been issued.

                  The numerator in calculating basic earnings per share is reported net loss. The denominator is based on the following weighted-average number of common shares:

                                              1999

                           Basic                                  9,781,340

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Concentration of Credit Risk

                  Financial instruments that potentially subject the Company to credit risk include cash on deposit with one financial institution amounting to $3,332 at December 31, 1999, which was insured for up to $100,000 by the U.S. Federal Deposit Insurance Corporation.

 NOTE 2  CAPITAL STOCK TRANSACTIONS

                  The Articles of Incorporation provide for the authorization of 20,000,000 shares of common stock at $0.01 par value.

                  On April 20, 1999, 10,000 shares of common stock valued at $1.00 per share were issued for cash.

                  On April 22, 1999, 2,000 shares of common stock valued at $1.00 per share were issued for cash.

                  On April 30, 1999, 100 shares of common stock valued at $1.00 per share were issued for cash.

                  On May 11, 1999, 2,000 shares of common stock valued at $1.00 per share were issued for cash.

                  On May 11, 1999, 1,000 shares of common stock valued at $1.00 per share were issued for cash.

                  On May 28, 1999, 1,500 shares of common stock valued at $1.00 per share were issued for cash.

                  On June 7, 1999, 2,800 shares of common stock valued at $1.00 per share were issued for cash.

                  On June 7, 1999, 500 shares of common stock valued at $1.00 per share were issued for cash.

                  On June 7, 1999, 2,800 shares of common stock valued at $1.00 per share were issued for cash.

                  On June 7, 1999, 500 shares of common stock valued at $1.00 per share were issued for cash.

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


NOTE 2   CAPITAL STOCK TRANSACTIONS (continued)

                  On July 12, 1999, 500 shares of common stock valued at $1.00 per share were issued for cash.

                  On July 12, 1999, 500 shares of common stock valued at $1.00 per share were issued for cash.

                  On December 31, 1999, 1000 shares of common stock valued at $1.00 per share were issued for cash.

                  On December 31, 1999, 211,000 shares of common stock valued at $1.00 per share were exchanged for loans payable.

NOTE 3   PROPERTY AND EQUIPMENT AND DEPRECIATION

                  Property and equipment at December 31, 1999 consisted of the following:

                           Furniture and fixtures                       $ 5,900
                           Computer equipment and software                  581
                                                                          6,481

                           Less:  accumulated depreciation               (1,191)

                                                                        $ 5,290

                  Depreciation expense for the year ended December 31, 1999 was $829.

NOTE 4   INTANGIBLE ASSETS

                  At December 31, 1999, intangible assets were summarized by major classification as follows:

                           Trademarks                                $   2,228
                           Less:  Accumulated amortization                (126)

                                                                     $   2,102

       Amortization expense for the year ended December 31, 1999 was $126.

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

NOTE 5           OTHER FINANCING ARRANGEMENTS

                  The Company, with the approval of the board of directors, and under their current contract with Communications Group dated April 19, 1999, granted the option to convert up to 50% of their total current payables for shares of common stock at a price of $1.00 per share with an expiration date on December 31, 1999. Five thousand eight hundred shares have been exchanged.

                  On November 10, 1999, the Company, with the approval of the board of directors, granted the option to convert 100% of the current loan payable to Dundas Systems, Inc. for shares of common stock at a price of $1.00 per share. At December 31, 1999, 211,900 shares have been exchanged for $211,900 in loans payable.

NOTE 6   COMMITMENTS, CONTINGENIES AND OTHER MATTERS

                  Marketing Consultants

                  During the year ended December 31, 1999, the Company entered into a number of marketing consultant agreements to assist in the creation of marketing, business, and sales plans. The agreements are effective for various terms, and may be extended for longer periods as both contractor and the Company may agree, unless terminated by mutual agreement of the parties or as permitted by the agreement.

                  As of December 31, 1999, the monthly commitment under these agreements aggregated approximately $14,700.

NOTE 7   LEASES

                  The Company rents office space in Washington, DC on a month to month basis. There is no lease in force. The monthly rent is currently $150. plus additional expenses on a monthly basis.

                  The Company utilizes office space for their office in Fort Lauderdale, Florida in the office of its shareholder's related company. There is no lease in force, and no rental payment is required.

                  Rental expense for the year ended December 31, 1999 was $4,034.

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


NOTE 8           RELATED PARTY TRANSACTIONS

                  The Company has receivables/payables from related third party companies at December 31, 1999 as follows:

                           Due from Mizar Energy Company               $  3,000

                           Due to Dundas Systems, Inc. (Note 5)         $25,892

                  Such loans occurred during the ordinary course of business, bearing no interest, and due on demand. These loans, in the opinion of management, do not involve more than normal credit risk or other unfavorable areas of concern.

NOTE 9           MERGER

                  On February 23, 1999, Home Based Business Owners Association of America, Inc. entered into a merger with HBOA.COM, Inc. The name of the combined foundation is HBOA.COM, Inc. The combination was accounted for as a pooling of interest under which net assets of both foundations were combined at book value and neither entity recognized a gain or loss. The merger shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended ("the Securities Act"), and under applicable state securities law, and the merger shall qualify as a tax-free reorganization under Section 386(a)(1)(A) of the Internal Revenue Code of 1986, as amended ("the code").

NOTE 10          INVESTMENT

                  On November 19, 1999, the Company acquired 69.9% of the outstanding stock (1,000,000 shares) of Mizer Energy Company for a total price of $75,000.

                  On December 23, 1999, the Company amended the contract with Mizer Energy Company to reflect the purchase of 850,000 shares of common stock of Mizer Energy Company for $10 in cash plus 850,000 shares of common stock of the Company. The transaction will reflect 59% ownership of Mizar Energy Company by HBOA.COM, Inc.

                  Mizer Energy Company is currently an inactive corporation, previously in the business of operating a natural gas well.

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as

             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

NOTE 11  GOING CONCERN

                  The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no current source of revenue. Without realization of additional capital it would be unlikely for the Company to continue as a going concern. It is Management" plan to seek additional capital through a merger with an existing operating company.

NOTE 12  SUBSEQUENT EVENT

                  On May 24, 2000 the Company entered into a merger with Ingenue Corporation, a Florida corporation, and a wholly owned subsidiary of Mizar Energy Company. HBOA's shareholders received 8,569,300 shares of Mizar Energy Company common stock in exchange for 100% shares of the Company. HBOA's operations will be consolidated into Mizar Energy Company.

                  Stock Option

                  On July 20, 2000, the board of directors approved an employee stock option plan, authorizing up to 800,000 shares of common stock for employees as part of their overall compensation. As of the date of this report, the plan has not been implemented.

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          QUARTER ENDED MARCH 31, 2000

                                    CONTENTS

                                                                    Page
                                                                    ----
Balance Sheet - March 31, 2000 (Unaudited)
    and December 31, 1999 (Audited)                                  F-18

Statement of Operations - For the Three Months Ended
    March 31, 2000 and 1999 (Unaudited)                              F-20

Statement of Changes in Stockholders' Equity For the
    Three Months Ended March 31, 2000 (Unaudited)                    F-21

Statement of Cash Flows - For the Three Months
    Ended March 31, 2000 and 1999 (Unaudited)                        F-25

Notes to Financial Statements                                        F-26

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                                  BALANCE SHEET
                                 MARCH 31, 2000

                            Assets

Current assets
  Cash                                                 $ 968,385
  Prepaid expenses                                        77,549
                                                       ---------
Total current assets                                                 $ 1,045,934

Fixed assets (net of accumulated depreciation
     of $ 1,651)                                                          31,661

Intangible assets (net of accumulated
    amortization of  $ 190)                                                6,941

Other assets
  Deposits                                                   470
   Investments                                            75,000
                                                       ----------
                                                                          75,470
                                                                     -----------
                                                                     $ 1,160,006
                                                                     ===========

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                                  BALANCE SHEET
                                 MARCH 31, 2000


             Liabilities and Shareholders' Equity


Current liabilities

  Accounts payable                                         $ 15,118
  Payroll tax liabilities                                     5,260
  Loan from Dundas Systems                                    6,923
Total current liabilities                                               $ 27,301


Shareholders' equity

  Common stock $0.01 par value, 20,000,000
    shares authorized; 10,000,000 shares issued
     and outstanding                                        100,000
  Additional paid in capital                              1,656,018
  Deficit accumulation during the development stage        (623,313)
                                                                       1,132,705


                                                                      $1,160,006

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA INC.
                             STATEMENT OF OPERATIONS

                                                                                                      Since Inception
                                                                           For the three               July 7, 1998 -
                                                                           months ended                March 31, 2000
                                                                          March 31, 2000                (Unaudited)
                                                                          --------------               --------------
Income
  Sales - net of returns                                                  $          945               $       10,046
  Management fees                                                                      -                       11,778
  Interest income                                                                  2,324                        2,324
  Cost of sales                                                                     (138)                      (4,182)
                                                                          --------------               --------------
Gross profit                                                                       3,131                       19,966

Expenses

  General and administrative expenses                                             54,178                      161,483
  Salaries                                                                        29,596                      136,467
  Consulting                                                                     109,109                      190,676
  Professional fees                                                               14,151                       43,741
  Marketing and advertising                                                       14,580                       52,911
  Loss Website design                                                              9,518                       34,707
  Rent                                                                            14,610                       21,453
  Depreciation and amortization                                                      524                        1,841
                                                                          --------------               --------------
                                                                                 246,266                      643,279
                                                                          --------------               --------------
Net loss                                                                  $     (243,135)              $     (623,313)
                                                                          ==============               ==============
Earnings per share

   Net loss per common share                                              $        (0.02)              $        (0.01)
                                                                          --------------               --------------

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                    FOR THE THREE MONTH ENDED MARCH 31, 2000

                                                                                               Deficit accumulated
                                                               Common Stock        Paid in        through the
                                                           Shares         Amount   Capital      Development stage        TOTAL
                                                      ----------------------------------------------------------------------------
Balance December 31, 1998                               7,500,000       $ 75,000   $     -           $ (52,257)          $ 22,743

Issuance of common stock for cash to Jerry
   Hatfield at $0.01 per share                          2,500,000         25,000                                           25,000
                                                      -----------      ---------   -------           ---------           --------
                                                       10,000,000      $ 100,000   $     -           $ (52,257)          $ 47,743
Merge of Home Based Business Owner

   Association of America, Inc. and HBOA.
   Com, Inc.                                                                 990                                              990

Issuance of common stock for cash to James
   Luger at $1 per share, on April 20, 1999                10,000         10,000                                           10,000

Issuance of common stock for cash on April 22,
   1999 to Communications Group at $1 per share             2,000          2,000                                            2,000

Issuance of common stock for cash on April 30,
   1999 to Kim Samuels at $1 per share                        100            100                                              100

Issuance of common stock for cash on May 11,
   1999 to Niki Morin at $1 per share                       2,000          2,000                                            2,000
                                                      -----------      ---------   -------           ---------           --------
                       Sub-total                       10,014,100      $ 115,090   $     -           $ (52,257)          $ 62,833

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (CONTINUED)
                    FOR THE THREE MONTH ENDED MARCH 31, 2000

                                                                                               Deficit accumulated
                                                               Common Stock        Paid in        through the
                                                           Shares         Amount   Capital      Development stage        TOTAL
                                                      ----------------------------------------------------------------------------
                       Sub-total                      10,014,100        $ 115,090  $     -           $ (52,257)       $ 62,833
Issuance of common stock for cash on May 11,
   1999 to Ed Neabauer at $1 per share                     1,000            1,000                                        1,000

Issuance of common stock for cash on May 28,
   1999 to William Tuel at $1 per share                    1,500            1,500                                        1,500

Issuance of common stock for cash on June 7,
   1999 to Communications Group at $1 per share             2800             2800                                        2,800

Issuance of common stock for cash on June 7,
   1999 to Marilyn St. John at $1 per share                  500              500                                          500

Issuance of common stock for cash on July 12,
   1999 to Carlene Simpson at $1 per share                   500              500                                          500
                                                     -----------        ---------  -------           ---------        --------
                                                      10,020,400        $ 121,390  $     -           $ (52,257)       $ 69,133

Issuance of common stock in exchange for services
     per contract to  Communications Group                 1,000            1,000        -                               1,000
                                                     -----------        ---------  -------           ---------        --------

                       Sub-total                      10,021,400        $ 122,390  $     -           $ (52,257)       $ 70,133



                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (CONTINUED)
                    FOR THE THREE MONTH ENDED MARCH 31, 2000

                                                                                               Deficit accumulated
                                                               Common Stock        Paid in        through the
                                                           Shares         Amount   Capital      Development stage      TOTAL
                                                      --------------------------------------------------------------------------
                       Sub-total                      10,021,400        $ 122,390  $        -     $ (52,257)         $    70,133
Issuance of common stock in exchange for loan
   payable to Dundas                                     211,900          211,900           -                            211,900

Return of shares from Gary  Verdier and Jerry
   Hatfield to the company                              (233,300)                                                              -

To reflect $0.01 par value                                               (234,290)    234,290                                  -

Net loss December 31, 1999                                                                          (327,921)           (327,921)
                                                     -----------        ---------  ---------      ----------         -----------
Balance December 31, 1999                             10,000,000        $ 100,000  $  234,290     $ (380,178)        $   (45,888)

Acquisition of shares of common stock
   of Mizar Energy Company                                                             75,000                             75,000

Issuance of common stock according to the
   private offering dated February 7, 2000
   net of  offering expenses ($1 per share)            1,502,500           15,025  $1,308,354                          1,323,379

Issuance of common stock in exchange for loan
   payable to Dundas                                      11,249              112      11,137                             11,249
                                                     -----------        ---------  ---------      ----------         -----------
                       Sub-total                      11,513,749        $ 115,137  $1,628,781     $ (380,178)        $ 1,363,740

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (CONTINUED)
                    FOR THE THREE MONTH ENDED MARCH 31, 2000

                                                                                               Deficit accumulated
                                                               Common Stock        Paid in        through the
                                                           Shares         Amount   Capital      Development stage      TOTAL
                                                      --------------------------------------------------------------------------
                       Sub-total                       11,513,749       $ 115,137  $ 1,628,781    $ (380,178)        $ 1,363,740

Issuance of common stock in exhange for services
     per contract to  Communications Group                  6,200              62        6,138                             6,200

Issuance of common stock for cash,
   1999 to Marilyn St. John at $1 per share                 5,900              59        5,841                             5,900

Return of shares from Gary Verdier and Jerry
   Hatfield to the company                             (1,525,849)        (15,258)      15,258                                 -

Net loss for the three months ended March 31, 2000                                                  (243,135)           (243,135)
                                                                                                  ----------         -----------
Balance March 31, 2000                                 10,000,000       $ 100,000  $ 1,656,018    $ (623,313)        $ 1,132,705
                                                      ===========       =========  ===========    ==========         ===========

                        HBOA.COM INC.

                (A DEVELOPMENT STAGE COMPANY)
                      Formerly known as
       HOME BASED BUSINESS ASSOCIATION OF AMERICA, INC.
                   STATEMENT OF CASH FLOWS


                                                                                                       Since Inception
                                                                           For the three               July 7, 1998 -
                                                                            months ended                March 31, 2000
                                                                           March 31, 2000                 (Unadited)
                                                                           --------------              --------------
Cash flows from operating activities
  Net Loss                                                                  $   (243,135)              $     (623,313)
                                                                            ------------               --------------
Adjustments to reconcile net loss to net cash
provided by operating activities:
  Depreciation and amortization                                                      524                        1,841
  (Increase) decrease in loans to/from affiliates                                (22,892)                           -
  (Increase) decrease in deposits and advances                                         -                         (470)
  (Increase) decrease in prepaid expenses                                        (77,549)                     (77,549)
  Increase (decrease) in accounts payable                                         (7,299)                      15,118
  Increase (decrease) in accrued liabilities                                      (6,513)                       5,260
  Increase (decrease) in short term loans payable                                  6,923                        6,923
                                                                            ------------               --------------
Total adjustments                                                               (106,806)                     (48,877)
                                                                            ------------               --------------
Net cash provided (used) by operating activities                                (349,941)                    (672,190)
                                                                            ------------               --------------
Cash flow from investing activities:
  Cash payments for the purchase of property                                     (31,734)                     (40,443)
                                                                            ------------               --------------
Net cash provided (used) by investing activities                                 (31,734)                     (40,443)

Cash flow from financing activities:

  Proceeds from issuance of common stock                                       1,346,728                    1,681,018
                                                                            ------------               --------------
Net cash provided (used) by financing activities                               1,346,728                    1,681,018
                                                                            ------------               --------------
Net increase (decrease) in cash and cash equivalents                             965,053                      968,385

Cash and cash equivalents, beginning of the period                                 3,332                            -
                                                                            ------------               --------------
Cash and cash equivalents, end of the period                                $    968,385               $      968,385
                                                                            ============               ==============

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          QUARTER ENDED MARCH 31, 2000

NOTE 1   UNAUDITED FINANCIAL STATEMENTS

                  The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 310(b) of Regulation SB. Accordingly, they do not include all of the information and footnote disclosures normally included in complete financial statements prepared in accordance with generally accepted accounting principles. For further information, such as significant accounting policies followed by the Company, refer to the notes to the Company's audited financial statements.

                  In the opinion of management, the unaudited financial statements include all necessary adjustments (consisting of normal, recurring accruals) for a fair presentation of the financial position, results of operations and cash flow for the interim periods presented. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results may differ from these estimates. Interim results are not necessarily indicative of results for a full year.

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Business Description

                  HBOA.Com, Inc. (the Company) is a multi-faceted company specializing in providing products and services to the owners of home based businesses and those individuals who wish to start a home based business. Most of the company's products and services are provided through the Internet.

                  Organization

                  Home Based Business Owners Association of America, Inc. (a development stage company) was incorporated under the laws of the state of Florida on July 7, 1998. On February 23, 1999, the Home Based Business Owners Association of America, Inc. merged into HBOA.Com, Inc., a company incorporated on February 8, 1999 under the laws of the District of Columbia. The surviving corporation retained the name HBOA.Com, Inc.

                  On May 24, 2000 the Company entered into a merger with Ingenu Incorporated, a Florida corporation, and a wholly owned subsidiary of Mizar Energy Company. The surviving corporation change its name to HBOA.Com, Inc.

                  The Company is considered to be in the development stage and the accompanying financials represent those of a development stage company.

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          QUARTER ENDED MARCH 31, 2000

NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Cash and Cash Equivalents

                  For purposes of the statement of cash flows, the Company treats all short-term investments with maturities of three months or less at acquisition to be cash equivalents.

                  Use of Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  Revenue Recognition

                  Revenues of HBOA.Com, Inc. are recognized at the time the services are rendered to customers. Services are rendered when the Company's representatives receive the customers' requests and completes the customers' orders.

                  Property and Equipment

                  Property and equipment are stated at cost. Depreciation of depreciable assets is computed using the straight-line method of depreciation over the estimated useful lives of the assets. The estimated useful life is 5-10 years.

                  Amortization

                  Amortization of trademarks and copyrights is determined utilizing the straight-line method based generally on the estimated useful lives of the intangibles as follows:

                           Trademarks                        15 years

                  Advertising Cost

                  Advertising and marketing costs are expensed as incurred. During the three months ended March 31, 2000, a total of $14,580 was expensed.

                  Concentration of Credit Risk

                  Financial instruments that potentially subject the Company to credit risk include cash on deposit with two financial institution amounting to $968,385 at March 31, 2000, which was insured for up to $100,000 at each financial institution by the U.S. Federal Deposit Insurance Corporation.

                                 HBOA.COM, INC.

                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          QUARTER ENDED MARCH 31, 2000


NOTE 2   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

                  Basic Loss per Share and Diluted Loss per Share

                  In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings Per Share (SFAS No. 128), which specifies the computation, presentation and disclosure requirements for earnings per share. SFAS No. 128 supercedes Accounting Principle Board Opinion No. 15 entitled Earnings Per Share. Basic earnings per share are computed by dividing income available to common stockholders (the numerator) by the weighted-average number of common shares (the denominator) for the period. The computation of diluted earnings per share is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potentially dilutive common shares had been issued.

                  The numerator in calculating basic earnings per share is reported net loss. The denominator is based on the following weighted-average number of common shares:

                                          1999

                           Basic                    10,000,000

NOTE 3   CAPITAL STOCK TRANSACTIONS

                  The Articles of Incorporation provide for the authorization of 20,000,000 shares of common stock at $0.01 par value.

                  At March 31, 2000, 1,502,500 shares of common stock were issued according to the private offering dated February 7, 2000, in exchange for $1,335,225, net of offering expenses of $167,275.

                  At March 31, 2000, 11,249 shares of common stock valued at $1.00 per share were exchanged for loans payable.

                  At March 31, 2000, 6,200 shares of common stock valued at $1.00 per share were issued for cash.

                  At March 31, 2000, 5,900 shares of common stock valued at $1.00 per share were issued for cash.

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          QUARTER ENDED MARCH 31, 2000


NOTE 4          OTHER FINANCING ARRANGEMENTS

                  The Company, with the approval of the board of directors, and under their current contract with Communications Group dated April 19, 1999, granted the option to convert up to 50% of their total current payables for shares of common stock at a price of $1.00 per share with an expiration date of March 31, 2000. Twelve thousand shares have been exchanged at March 31, 2000.

                  On November 10, 1999, the Company, with the approval of the board of directors, granted the option to convert 100% of the current loan payable to Dundas Systems, Inc. for shares of common stock at a price of $1.00 per share. At March 31, 2000, a total of 223,149 shares were exchanged for $223,149 in loans payable.

NOTE 5   LEASE COMMITMENTS

                  The Company rents office space in Washington, DC on a month to month basis. There is no lease in force. The monthly rent is currently $150, plus additional expenses on a monthly basis.

                  The Company utilizes office space for their office in Fort Lauderdale, Florida in the office of its shareholder's related company. There is no lease in force, and no rental payment is required.

NOTE 6   RELATED PARTY TRANSACTIONS

                  The Company has receivables/payables from related third party companies at March 31, 2000 as follows:

                       Due from Dundas Systems, Inc. (Note 4)        $    6,923

                  Such loans occurred during the ordinary course of business, bearing no interest, and due on demand. These loans, in the opinion of management, do not involve more than normal credit risk or other unfavorable areas of concern.

                                 HBOA.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                Formerly known as
             HOME BASED BUSINESS OWNERS ASSOCIATION OF AMERICA, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          QUARTER ENDED MARCH 31, 2000


NOTE 7           INVESTMENT

                  On November 19, 1999, the Company acquired 69.9% of the outstanding stock (1,000,000 shares) of Mizer Energy Company for a total price of $75,000.

                  On December 23, 1999, the Company amended the contract with Mizer Energy Company to reflect the purchase of 850,000 shares of common stock of Mizer Energy Company for $10 in cash plus 850,000 shares of common stock of the Company. The transaction reflected 59% ownership of Mizar Energy Company by HBOA.Com, Inc.

                  Mizer Energy Company is currently an inactive corporation, previously in the business of operating a natural gas well.

NOTE 8   SUBSEQUENT EVENT

                  On May 24, 2000 the Company entered into a merger with Ingenu Incorporated, a Florida corporation, and a wholly owned subsidiary of Mizar Energy Company. The shareholders of HBOA.Com, Inc. received 8,569,300 shares of Mizar Energy Company common stock in exchange for 100% shares of the Company. After the merger, Mizar Energy Company retained 10,000,000 shares of its common stock. The operations of HBOA.Com, Inc. have been consolidated into Mizar Energy Company.

                  Stock Option

                  On July 20, 2000, the board of directors approved an employee stock option plan, authorizing up to 800,000 shares of common stock for employees as part of their overall compensation. As of the date of this report, the plan has not been implemented.

(b)

                              Mizar Energy Company
                Pro Forma Condensed Combined Financial Statements
                                   (Unaudited)

The following pro forma condensed combined balance sheet as of March 31, 2000 and June 30, 2000, and the pro forma condensed consolidated statement of income for the year ended December 31, 1999, three months ended March 31, 2000, and six months ended June 30, 2000 give effect to the merger of HBOA.Com, Inc. (a District of Columbia corporation) with and into Ingenue, Incorporated, a wholly-owned subsidiary of Mizar Energy Company. The merger approved by Mizar was for an exchange of 100% of the outstanding shares of common stock of HBOA.Com for shares of Mizar Energy Company common stock. The pro forma information is based on the historical financial statements of Mizar Energy Company, Ingenue, Incorporated, and HBOA.Com, Inc. giving effect to the transaction under the pooling method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The pro forma statements have been prepared by the management of Mizar Energy Company based on the financial statements of Mizar Energy Company, Ingenue, Incorporated, and HBOA.Com, Inc. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of Mizar Energy Company.

                              MIZAR ENERGY COMPANY
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 2000

                                                                 Historical
                                                                        Ingenue (2)      Pro forma         Pro forma
                                                             Mizar          HBOA        Adjustments         Combined
                                                        ---------------------------   -----------------  ---------------
                         ASSETS

Current assets
  Cash                                                        472       1,104,078               --            1,104,550
  Accounts receivable                                                         820
  Prepaid expenses                                                         82,756                                82,756
                                                       ----------      ----------         ----------         ----------
Total current assets                                          472       1,187,654                             1,188,126

Fixed assets net of depreciation                                           45,661                                45,661

Intangibles net of amortization                                            16,822                                16,822

Other assets
   Deposits                                                                 5,470                                 5,470
   Investments                                             94,500          75,000                               169,500
   Due to/from HBOA                                      (101,888)                           101,888(1)            --
   Due to/from Mizar                                      101,888                           (101,888)(1)           --
   Loans to related parties                                                 6,923                                 6,923
                                                       ----------      ----------         ----------         ----------
                                                           (7,388)        189,281                               181,893
                                                       ----------      ----------         ----------         ----------

                      Total Assets                         (6,916)      1,439,418                             1,432,502
                                                       ==========      ==========         ==========         ==========

                      LIABILITIES

Liabilities
   Accounts payable                                          --             6,748                                16,418
   Payroll payable                                                           --
                                                       ----------      ----------         ----------         ----------
Total current liabilities                                    --             6,748               --               16,418

Stockholders' Equity

   Preferred stock no par value; 10 million shares
     authorized; no shares issued or outstanding
  Common stock no par value; 25 million shares
    authorized; 10,050,000 shares issued and
    outstanding                                            55,869         100,000          2,136,576(3)       2,292,445
  Paid in capital                                                       2,136,576         (2,136,576)(3)           --
  Retained earnings                                       (62,785)       (803,906)                             (866,691)
                                                       ----------      ----------         ----------         ----------
                                                           (6,916)      1,432,670               --            1,425,754
                                                       ----------      ----------         ----------         ----------


                   Total Liabilities                       (6,916)      1,439,418               --            1,442,172
                                                       ==========      ==========         ==========         ==========

         See notes to Pro Forma Condensed Combined Financial Statements

                              MIZAR ENERGY COMPANY
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 MARCH 31, 2000

                                                                  Historical
                                                                        Ingenue (2)      Pro forma          Pro forma
                                                             Mizar          HBOA        Adjustments          Combined
                                                         --------------------------  ------------------  -----------------
                         ASSETS

Current assets
  Cash                                                        490         968,385            --              968,875
   Accounts receivable
   Prepaid expenses                                        77,549          77,549
                                                       ----------      ----------      ----------         ----------
Total current assets                                          490       1,045,934            --            1,046,424

Fixed assets net of depreciation                             --            31,661            --               31,661

Intangibles net of amortization                              --             6,941            --                6,941

Other assets
   Deposits                                                  --               470            --                  470
   Investments                                               --            75,000            --               75,000
                                                       ----------      ----------      ----------         ----------

                                                             --            75,470            --               75,470
                                                       ----------      ----------      ----------         ----------

                      Total Assets                            490       1,160,006            --            1,160,496
                                                       ==========      ==========      ==========         ==========

                       LIABILITIES

Liabilities
   Accounts payable                                          --            20,378            --               20,378
   Loans to related parties                                  --             6,923            --                6,923
                                                       ----------      ----------      ----------         ----------
Total current liabilities                                    --            27,301            --               27,301

Stockholders' Equity

   Preferred stock no par value; 10 million shares
     authorized; no shares issued or outstanding
  Common stock no par value; 25 million shares
    authorized; 10,000,000 issued and outstanding          44,869         100,000       1,656,018(3)       1,800,887
  Paid in capital                                            --         1,656,018      (1,656,018)(3)           --
  Retained earnings                                       (44,379)       (623,313)       (667,692)
                                                       ----------      ----------      ----------         ----------
                                                              490       1,132,705            --            1,133,195
                                                       ----------      ----------      ----------         ----------

                    Total Liabilities                         490       1,160,006            --            1,160,496
                                                       ==========      ==========      ==========         ==========

         See notes to Pro Forma Condensed Combined Financial Statements
                                      F-33

                              MIZAR ENERGY COMPANY
                PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                                                     Year Ended December 31, 1999
                                           ----------------------------------------------------
                                              Historical
                                           ----------------------
                                                           Ingenue     Pro Forma    Pro Forma
                                           Mizar            HBOA      Adjustments    Combined
                                         --------------------------  -------------  -----------

Net Sales                                $    --        $   9,101      $    --       $   9,101
Other Income                                  --           11,778           --          11,778
                                         ---------      ---------      ---------     ---------

                                              --           20,879           --          20,879
                                         ---------      ---------      ---------     ---------

Cost of sales                                 --            4,044           --           4,044
General and administrative                  18,321        107,305           --         125,626
Lease operating costs
Impairment of oil and gas properties        17,876           --             --          17,876
Depreciation and amortization                 --            1,317           --           1,317
Salary                                        --          106,871           --         106,871
Consultant                                    --           81,567           --          81,567
Rent                                          --            6,843           --           6,843
Advertising/Marketing                         --           38,331           --          38,331
Professional fees                             --           29,590           --          29,590
Loss on website                               --           25,189           --          25,189
                                         ---------      ---------      ---------     ---------
                                            44,359        401,057           --         445,416
                                         ---------      ---------      ---------     ---------

Net Loss                                 $ (44,359)     $(380,178)     $    --       $(424,537)
                                         =========      =========      =========     =========

Net loss per share                       $  (0.031)                                  $  (0.037)


         See notes to Pro Forma Condensed Combined Financial Statements

                              MIZAR ENERGY COMPANY
                PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                                                    Three Months Ended March 31, 2000
                                        -------------------------------------------------------
                                                Historical
                                        -------------------------
                                                         Ingenue       Pro Forma    Pro Forma
                                            Mizar          HBOA       Adjustments    Combined
                                        -------------------------   -------------   -----------

Net Sales                                $    --        $     945      $    --       $     945
Other Income                                  --            2,324           --           2,324
                                         ---------      ---------      ---------     ---------
                                              --            3,269           --           3,269
                                         ---------      ---------      ---------     ---------

Cost of sales                                 --              138           --             138
General and administrative                    --           54,178           --          54,198
Lease operating costs
Impairment of oil and gas properties
Depreciation and amortization                 --              524           --             524
Salary                                        --           29,596           --          29,596
Consultant                                    --          109,109           --         109,109
Rent                                          --           14,610           --          14,610
Advertising/Marketing                         --           14,580           --          14,580
Professional fees                             --           14,151           --          14,151
Loss on website                               --            9,518           --           9,518
                                         ---------      ---------      ---------     ---------
                                                20        246,404           --         246,424
                                         ---------      ---------      ---------     ---------

Net Loss                                 $     (20)     $(243,135)     $    --       $(243,155)
                                         =========      =========      =========     =========

Net loss per share                       $(0.00001)                                  $(0.02127)

         See notes to Pro Forma Condensed Combined Financial Statements

                              MIZAR ENERGY COMPANY
                PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                                                        Six Months Ended June 30, 2000
                                         ------------------------------------------------------
                                                Historical
                                         ------------------------
                                                         Ingenue       Pro Forma     Pro Forma
                                            Mizar          HBOA       Adjustments    Combined
                                         ------------------------    -------------  -----------

Net Sales                                $    --        $   2,555      $    --       $   2,555
Other Income                                  --           17,122           --          17,122
                                         ---------      ---------      ---------     ---------
                                              --           19,677           --          19,677
                                         ---------      ---------      ---------     ---------

Cost of sales                                 --              331           --             331
General and administrative                   7,426         81,617           --          89,043
Lease operating costs
Impairment of oil and gas properties
Depreciation and amortization                 --            1,722           --           1,722
Salary                                      11,000         99,726           --         110,726
Consultant                                    --          160,609           --         160,609
Rent                                          --           30,582           --         160,609
Advertising/Marketing                         --           17,606           --          30,582
Professional fees                             --           27,084           --          27,084
Loss on website                               --           24,128           --          24,128
                                         ---------      ---------      ---------     ---------
                                            18,426        443,405           --         461,831
                                         ---------      ---------      ---------     ---------
Net Loss                                 $ (18,426)     $(423,728)     $    --       $(442,154)
                                         =========      =========      =========     =========

Net loss per share                       $(0.00001)                                  $(0.03868)


         See notes to Pro Forma Condensed Combined Financial Statements

                              Mizar Energy Company
           Notes to Pro Forma Condensed Combined Financial Statements
                                   (Unaudited)

On May 24, 2000, Mizar Energy Company approved the merger of HBOA.Com, Inc. (a District of Colombia corporation) with and into its wholly own subsidiary Ingenue Incorporated (a Florida corporation). HBOA.Com, Inc will be the disappearing corporation and Ingenue Incorporated, the surviving corporation. The surviving corporation change its name to HOA. Com, Inc. The acquisition was done with the conversion of 10,000,000 shares of common stock of HBOA.Com, Inc., in exchange for 8,569,300 shares of common stock of Mizar. The 8,569,300 shares of Mizar Energy Company shall be distributed to all of the current shareholders of HBOA.Com, Inc. on a pro-rata basis determined by their percentage ownership at the time of closing of this transaction.

(1)      Elimination of intercompany transactions.
(2) During the 6 months ended June 30, 2000, Mizar Energy Company incorporated its wholly own subsidiary Ingenue Incorporated, a Florida corporation.
(3) To reclassify equity of Ingenue Incorporated to conform to the presentation of Mizar Energy Company's Equity.